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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                         Date of Report: June 15, 1999


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 (Originator of the Trust referred to herein)
          (Exact name of the registrant as specified in its charter)


                    CHASE MANHATTAN AUTO OWNER TRUST 1998-A
                     (Issuer with respect to Certificates)


         Delaware                     333-36939                 13-2633612
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)

       802 Delaware Avenue, Wilmington, Delaware               19801
       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033



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Item 5.  Other Events:


         On 6/15/99, Chase Manhattan Auto Owner Trust 1998-A (the "Trust") made distributions to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of February 1, 1998, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.



Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Certificateholder's statement with respect to the June 15, 1999 distribution.

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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 30, 1999

                    By:   THE CHASE MANHATTAN BANK,
                    USA, NATIONAL ASSOCIATION
                    as Servicer


                    By:  /s/ Patricia Garvey
                    -----------------------------------
                    Name:    Patricia Garvey
                    Title:   Vice President


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                       INDEX TO EXHIBITS
                       ----------------------------

Exhibit No.            Description
---------------        -----------------
20.1                   Certificateholder Reports dated 6/15/1999 delivered
                       pursuant to Section 5.8 of the Sale and Servicing
                       Agreement dated as of February 1, 1998.